UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2012

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in the news release issued by Kansas City Southern (the "Company") on August 8, 2012, which is attached hereto as Exhibit 99.1, on August 7, 2012, the Board of Directors of the Company elected David R. Ebbrecht, age 46, Executive Vice President and Chief Operating Officer of the Company. Mr. Ebbrecht will also serve as Executive Vice President and Chief Operating Officer of the Company's wholly-owned subsidiary, The Kansas City Southern Railway Company ("KCSR").

Mr. Ebbrecht had previously served as Executive Vice President – Operations for the Company and KCSR since March 2011. He served as Senior Vice President – Operations of KCSR from August 2009 until March 2011 and Vice President of Transportation for KCSR from March 2008 until August 2009. From January 2007 until March 2008, Mr. Ebbrecht served as Assistant Vice President in various departments for KCSR including operations, logistics and business development. He joined KCSR in January 2001. Prior to joining KCSR, Mr. Ebbrecht served in various leadership positions at CSX Corporation, Inc.

There are no family relationships between Mr. Ebbrecht and any other officer or director of the Company nor was there any arrangement or understanding between Mr. Ebbrecht and any other person pursuant to which he was appointed Executive Vice President and Chief Operating Officer of the Company. Mr. Ebbrecht is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In recognition of his election to Executive Vice President and Chief Operating Officer, the Compensation and Organization Committee (the "Compensation Committee") of the Company's Board of Directors has approved an annual salary of $400,000 per year for Mr. Ebbrecht. In addition, the Compensation Committee granted Mr. Ebbrecht 5,000 shares of restricted stock of the Company, which shall vest on the last business day of August 2017.

Mr. Ebbrecht entered into an Employment Agreement with KCSR on July 24, 2009 (the "Employment Agreement"), which continues in effect unchanged.

Pursuant to the terms of the Employment Agreement, Mr. Ebbrecht is eligible to receive coverage under KCSR's benefits plans and programs as are made available to similarly situated employees of KCSR. KCSR may terminate the Employment Agreement at any time for "Cause" (as defined in the Employment Agreement) or other than for Cause. If KCSR terminates Mr. Ebbrecht's employment other than for Cause, KCSR shall (a) continue for a period of twelve (12) months following such termination to pay Mr. Ebbrecht as severance pay a monthly amount equal to one-twelfth (1/12th) of his annual base salary rate in effect immediately prior to termination, subject to certain adjustments as described in the Employment Agreement, and, (b) for a period of twelve (12) months following such termination, continue the health insurance coverage provided pursuant to the Employment Agreement to Mr. Ebbrecht and his eligible dependents, unless Mr. Ebbrecht (i) is provided comparable health or life insurance coverage in connection with other employment, (ii) fails to timely elect to continue such coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), (iii) fails to meet the eligibility requirements under the applicable plan for any such coverage, (iv) files to timely pay the cost of such coverage, or (v) dies. If Mr. Ebbrecht's employment is terminated due to his voluntary resignation, death or disability, or by KCSR for Cause, Mr. Ebbrecht will not be entitled to receive any payment from the Company or KCSR, other than unpaid salary, unused vacation and unreimbursed expenses. Upon termination of Mr. Ebbrecht's employment for any reason, all benefits other than those described above shall terminate, and all unvested equity awards shall be forfeited (other than in connection with a Change of Control, as described below).

If, during the two (2) years following a "Change in Control" (as defined in the Employment Agreement), Mr. Ebbrecht's employment is terminated by KCSR other than for Cause or by Mr. Ebbrecht for Good Reason (as defined in the Employment Agreement), (a) Mr. Ebbrecht will be eligible to receive, in addition to the severance benefits described above, a lump sum payment equal to the product of (i) 160% of the rate of his annual base salary as of the date of termination, multiplied by (ii) 2, and less (iii) the aggregate amount of other severance payments made pursuant to the Employment Agreement, and (b) any unvested or unexercisable equity awards shall become immediately vested or exercisable, as applicable.

Mr. Ebbrecht is required to execute a full release of claims in favor of KCSR and its affiliates as a condition of receiving the above-described severance benefits.

Mr. Ebbrecht has expressly agreed to maintain in strictest confidence and not to use in any way, publish, disclose or authorize anyone else to use in any way, publish or disclose any Confidential Information (as defined in the Employment Agreement) relating to any manner to the business or affairs of KCSR or any of its affiliates. Mr. Ebbrecht has also agreed that, for a period of one year following the termination of his employment, he will not engage in, assist in, or have any active interest in (including without limitation as an agent, employee, consultant, stockholder, or director) any corporation or other business entity that competes with or engages in the business conducted by KCSR, or solicit any customers or employees of KCSR. The obligations described in this paragraph survive any termination of the Employment Agreement by Mr. Ebbrecht or KCSR.

The foregoing discussion of Mr. Ebbrecht Employment Agreement is qualified in its entirety by the terms of the Employment Agreement, which is filed herewith as Exhibit 10.1, and hereby incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on August 7, 2012, the Board of Directors of the Company approved an amendment and restatement to the Company's Bylaws. The material changes effected by adoption of the Bylaws, which is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1 hereto, included:

(i) Explicitly providing that the advance notice provisions contained in Section 3 of the Company's Bylaws are the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended) before an annual meeting of the stockholders and disallows a stockholder to bring business if it takes action contrary to the notice to the Company or if the notice includes an untrue statement of a material fact or omits a material fact. (Article II, Section 3(a) and Article II, Section 3(b)).

(ii) Providing that any stockholder of record may bring business before an annual meeting or nominate a director for the annual or special meeting in accordance with the advance notice provisions set forth in the Bylaws, rather than only those stockholders owning one percent (1%). (Article II, Section 3(a)(3)(A); Article II, Section 3(b)(2)(A); and Article II, Section 10).

(iii) Moving the window for notification of stockholder nomination of directors and proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to not earlier than 90 days and no later than 60 days prior to the anniversary date of the prior year's annual stockholder meeting, rather than 150 days to 90 days for director nominations and 90 to 45 days for other proposals. (Article II, Section 3(a)(i) and Article II, Section 3(b)(i)).

(iv) Moving the window for notification of stockholder director nominees and proposals when the annual meeting date advances more than 30 days prior to or is delayed 60 days after the one-year anniversary of the previous annual meeting to not earlier than 90 days prior and no later than 60 days before the annual meeting or the 10th day following Public Announcements, to conform to the notice period described in (iii) above. The timing for notice for director nomination(s) at a special stockholder meeting was moved to conform with these times also. (Article II, Section 3(a)(i); Article II, Section 3(b)(i); and Article II, Section 10).

(v) Adding a definition of a Stockholder Associated Person to include a beneficial owner and any person controlling, directly or indirectly, or acting in concert, with such stockholder who has proposed business for the annual meeting or has nominated a director for an annual or special meeting. (Article II, Section 3(a)(ii)).

(vi) Expanding the required disclosure regarding the director nomination or business proposal is made to include, among other things, rights to dividends on the shares of the Company beneficially owned by the stockholder or Stockholder Associated Person that are separate from the underlying shares of the Company, a description of any derivative instruments, short positions, options, hedging transactions, voting arrangements and other economic and voting interests the stockholder or Stockholder Associated Person has with respect to the Company's securities, and also requiring that the proposal from the stockholder or Stockholder Associated Person must state whether the stockholder will deliver a proxy statement or form of proxy to stockholders. (Article II, Section 3(a)(ii) and Article II, Section 3(b)(ii)).

(vii) In addition to (vi) above, expanding the required disclosure regarding any business (other than nomination of a director or directors) that the stockholder proposes to bring before the annual meeting to include, among other things a description of all agreements between the stockholder, Stockholder Associated Person and any other person is connection with the proposal of business by the stockholder. (Article II, Section 3(a)(ii)).

(viii) In addition to (vi) above, expanding the required disclosure regarding any director nomination at the annual meeting or a special meeting to include, among other things whether any hedging or other transactions have been entered into on behalf of the nominee and a written statement that the nominee, as director, will owe fiduciary duties under Delaware law and consent to be named in the proxy. The nominee must also agree to supplement with such other information as may reasonably be necessary to determine the eligibility of such nominee and information that could be material to a stockholder's understanding of the independence of such nominee or lack thereof. (Article II, Section 3(b)(ii) and Article II, Section 10).

(ix) Providing that notice of a stockholder meeting shall be given not fewer than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote as of the record date. (Article II, Section 4).

(x) Clarifying that the holders of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote shall constitute a quorum, except as otherwise provided, and where such a quorum does not exist, then the chair of the meeting or the holders of the majority of the shares entitled to vote shall have the power to adjourn the meeting. (Article II, Section 5).

(xi) Removing cumulative voting for the election of directors, except as otherwise provided by the Certificate of Incorporation. (Article II, Section 6).

(xii) Providing that a special meeting may be cancelled, postponed or rescheduled by the Board of Directors at any time before or after notice has been sent. (Article II, Section 10).

(xiii) Providing that any nominee for director who receives a greater number of "withheld" votes than "for" his or her election should tender his or resignation as a director, and otherwise clarifying the process for the Board of Directors to consider such resignation. (Article III, Section 5(b)).

(xiv) Updating and enhancing provisions regarding indemnification of the Company's directors, officers, employees and agents, including providing that the Company may maintain insurance for such indemnification, providing for discretionary indemnification and advancement of expenses for other agents (other than directors, officers, or employees), to the extent permitted by law, and clarifying that such indemnification expenses may be advanced by the Company. (Article X, Section 1(b), (c) and (d)).

The amendments also included other nonsubstantive changes intended to update and clarify certain Bylaw provisions or conform them to current Delaware or other applicable law. A copy of the Company's Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

As a result of changes concerning the Company's advance notice provisions (see item (iii) above), to be timely for the 2013 annual meeting, if it occurs on May 3, 2013, proposals to nominate directors, and proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement), must be received at the Company's principal executive offices no earlier than February 2, 2013, and no later than March 4, 2013.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)

At a meeting held on August 7, 2012, the Board of Directors of the Company approved various amendments to the Company's Code of Business Conduct and Ethics (the "Code"). The material changes to the Code included:

(i) Addition of a paragraph stating that any outside employment that interferes with the performance of an employee's duties could create a conflict of interest or the appearance of a conflict of interest. Further, the paragraph states that working for a competitor is grounds for immediate dismissal. (Article III, item e).

(ii) Addition of language that clarifies that the Company may not guarantee personal loans or obligations of directors, officers or employees as such guarantees would constitute a conflict of interest. (Article III, item f).

(iii) Addition of a statement that employees who properly report good-faith safety concerns and on-duty injuries can do so without fear of reprisal. (Article VIII, Section D).

The amendments to the Code also included other nonsubstantive changes. A copy of the amended Code is available in the "Corporate Governance – Governance Documents" section under the "Investors" tab of the Company's website, www.kcsouthern.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of Kansas City Southern as amended and restated to August 7, 2012.

10.1 Employment Agreement dated July 24, 2009, between The Kansas City Southern Railway Company and David R. Ebbrecht.

99.1 News Release issued by Kansas City Southern dated August 8, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

August 13, 2012	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Kansas City Southern as amended and restated to August 7, 2012.
10.1	Employment Agreement dated July 24, 2009, between The Kansas City Southern Railway Company and David R. Ebbrecht.
99.1	News Release issued by Kansas City Southern dated August 8, 2012.